UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 12, 2024

Stanley Black & Decker, Inc.

(Exact Name of Registrant as Specified in its Charter)

Connecticut	001-05224	06-0548860
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Stanley Drive
New Britain, Connecticut	06053
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 225-5111

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $2.50 Par Value per Share	SWK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

As previously disclosed in a press release issued by Stanley Black & Decker, Inc. (the “Company”) dated November 6, 2024, Patrick D. Hallinan, Executive Vice President, Chief Financial Officer of the Company, plans to present to investors and the general public the information in the presentation attached hereto as Exhibit 99.1 at the Baird 2024 Global Industrial Conference in Chicago, IL today, Tuesday, November 12, 2024 at 2:55 PM CT (3:55 PM ET) (the “Conference”).

In addition, Mr. Hallinan will discuss the below information in connection with the Conference:

•

During 2017 and 2018, the U.S. federal government implemented tariffs under Section 301 of the Trade Act of 1974 (“Section 301 Tariffs”) that negatively impacted the Company by increasing the cost of goods imported from China. As previously disclosed, the Company’s original unmitigated exposure to Section 301 Tariffs was over $300 million annually. While these tariffs remain in place, the Company has reduced gross impact to an amount below $100 million annually by taking supply chain repositioning actions. The Company has also obtained price increases from customers to neutralize the remaining annual impact.

•

The policy positions articulated by the President-elect during his 2024 Presidential election campaign included indications that the incoming administration might increase existing Section 301 Tariffs or possibly implement new tariffs that management believes could negatively impact the Company.

•

While any definitive tariff actions, and the timing of such actions, are unknown, and any assessment of the impact to the Company of the various possible tariff scenarios remains speculative, the Company believes it is prudent to plan actions now that may help offset potential future impacts.

•

The Company’s current planning assumption is that the next administration may increase the existing Section 301 Tariffs set out in Lists 1-3 and 4a to 60% (the “Increased Tariffs”), very soon after the President-elect assumes office on January 20, 2025. Such a change would yield a projected incremental annualized negative impact to the Company’s pre-tax operating income of roughly $200 million without accounting for any new mitigation actions.

•

To enhance preparation to mitigate the potential impact of the Increased Tariffs, the Company is preparing to discuss potential price increases with its customers, has begun assessing supply chain adjustments based on current U.S. trade related rules and regulations and intends to continue its direct engagement with policymakers. The Company currently believes it could take approximately 12 to 24 months for supply chain adjustments to mitigate a significant portion of the potential Increased Tariffs. The Company believes its U.S. manufacturing footprint is unmatched versus other large Tools & Outdoor competitors and the Company plans to leverage this advantage in its mitigation strategy.

•

The Company’s management remains focused on long-term value creation goals which include returning the business back to mid-single digit sales growth and delivering adjusted gross margins at or above 35%. While the Increased Tariffs might alter the path to these long-term objectives, the Company believes it can still achieve or exceed them.

•

While the Company will not speculate on additional tariff scenarios unless and until the U.S government provides further clarity, the presentation attached as Exhibit 99.1 contains a rough geographic composition of its Tools & Outdoor segment cost of goods sold based on manufacturing location and serving the U.S. market to aid any assessments investors care to make.

The furnishing of the attached presentation and the information set forth above in this Current Report on Form 8-K (collectively, this “Report”) is not an admission as to the materiality of any such information. All such information is intended to be considered in the context of more complete information included in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”) and other public announcements that the Company has made and may make from time to time by press release or otherwise. The Company undertakes no duty or obligation to update or revise the information contained in this Report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures.

The information in this Item 7.01 of this Report and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information contained in this Item 7.01 and in the presentation attached as Exhibit 99.1 to this Report shall not be incorporated by reference into any other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Report contains “forward-looking statements”. All such statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including, but not limited to, any goals, projections or guidance of earnings, income, revenue, margins, costs or sales, sales and sales growth or other financial items; any statements of the plans, strategies and objectives of management for future operations including expectations around the Company’s ongoing transformation; any statements concerning proposed new products, services or developments; any statements regarding future economic conditions or performance; any statements of beliefs, plans, intentions or expectations; any statements and assumptions regarding possible tariff and tariff impact projections and related mitigation plans; and any statements of assumptions underlying any of the foregoing. You are cautioned not to rely on these forward-looking statements, which are based on the Company’s current expectations and assumptions of future events. Each of the forward-looking statements involves risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements. Factors that might cause actual results, performance and achievements to differ materially from estimates or projections contained in forward-looking statements include, but are not limited to: changes in macroeconomic conditions, including interest rates; changes in trade-related regulations and restrictions such as import and export controls and tariffs, and the Company’s ability to predict the timing and extent of such regulations, restrictions and tariffs; the Company’s ability to successfully mitigate or respond to and such macroeconomic or trade and tariff changes including, obtaining price increases from customers, repositions of supply chain, reprioritizing resources and successful government engagement efforts; and those factors set forth in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and its other filings with the SEC. The Company undertakes no obligation or intention to update or revise any forward-looking statements, whether because of future events or circumstances, new information or otherwise, except as required by law.

Additionally, the Company may also reference non-GAAP financial measures in this Report or as a part of the presentation at the Conference. For definitions, reconciliations to the related GAAP financial measure and additional information, as applicable, please refer to the Company’s most recent earnings release and related materials which are available on the Company’s website under the “Investors” heading.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

99.1	Investor Presentation of Stanley Black & Decker, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANLEY BLACK & DECKER, INC.
Date: November 12, 2024

	By:	/s/ Janet M. Link
	Name:	Janet M. Link
	Title:	Senior Vice President, General
Counsel and Secretary